UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2007

NATIONAL SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6453	95-2095071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

2900 SEMICONDUCTOR DRIVE,  P.O. BOX 58090

SANTA CLARA, CALIFORNIA 95052-8090

(Address of Principal Executive Offices)

(408) 721-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents

Page
Section 9 — Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits	3

Signature		4

Exhibits:
10.1*	Master Confirmation (Accelerated Stock Buyback) dated June 7, 2007 between National Semiconductor Corporation and Goldman Sachs & Co.
10.2*	Master Confirmation (Collared Accelerated Stock Buyback) dated June 7, 2007 between National Semiconductor Corporation and Goldman Sachs & Co.
10.3*	Credit Agreement dated June 7, 2007 between National Semiconductor Corporation, various Lenders thereto and Goldman Sachs Credit Partners L.P.
99.1**	News release dated June 7, 2007 (Earnings)
99.2**	News release dated June 7, 2007 (Accelerated Share Repurchase Program and Bridge Credit Facility)

* Filed herewith.

** Furnished as an exhibit to National Semiconductor Corporation’s Current Report on Form 8-K filed on June 7, 2007 and not deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

NATIONAL SEMICONDUCTOR CORPORATION

Explanatory Note

On June 7, 2007, National Semiconductor Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) reporting, among other things, the Company’s entry into accelerated share repurchase agreements with Goldman, Sachs & Co. (“Goldman Sachs”) to repurchase up to a maximum of $1.5 billion of its common stock and a senior unsecured credit agreement with Goldman Sachs Credit Partners L.P., an affiliate of Goldman Sachs, to finance such repurchase.  This Current Report on Form 8-K/A (the “Amendment”) is being filed for the sole purpose of amending and restating Item 9.01 and the Exhibits Index to the Initial Report and to include as exhibits (i) the Master Confirmation, dated as of June 7, 2007, by and between the Company and Goldman Sachs, (ii) the Master Confirmation (Collared Accelerated Stock Buyback), dated as of June 7, 2007, by and between the Company and Goldman Sachs and (iii) the Credit Agreement, dated as of June 7, 2007, by and among the Company, the Lenders party thereto and Goldman Sachs Credit Partners L.P (collectively, the “Agreements”).  The Agreements are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively.

Item 9.01          FINANCIAL STATEMENTS AND EXHIBITS

                  (d)       Exhibits

Exhibit No.	Description of Exhibit
10.1*	Master Confirmation (Accelerated Stock Buyback) dated June 7, 2007 between National Semiconductor Corporation and Goldman Sachs & Co.
10.2*	Master Confirmation (Collared Accelerated Stock Buyback) dated June 7, 2007 between National Semiconductor Corporation and Goldman Sachs & Co.
10.3*	Credit Agreement dated June 7, 2007 between National Semiconductor Corporation, various Lenders thereto and Goldman Sachs Credit Partners L.P.
99.1**	News release dated June 7, 2007 (Earnings)
99.2**	News release dated June 7, 2007 (Accelerated Share Repurchase Program and Bridge Credit Facility)

* Filed herewith.

** Furnished as an exhibit to National Semiconductor Corporation’s Current Report on Form 8-K filed on June 7, 2007 and not deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL SEMICONDUCTOR CORPORATION

Dated: June 12, 2007	//s// JOHN M. CLARK III
John M. Clark III
Senior Vice President,
General Counsel and Secretary Signing on behalf of the registrant